EXHIBIT 10.4


                AMENDMENT TO RICHARDS BAY SLAG SALES AGREEMENT


THIS AMENDING AGREEMENT dated May 1, 1999 is made by and between RICHARDS BAY IRON AND TITANIUM (PROPRIETARY) LIMITED, a South African corporation with offices at Richards Bay, Natal, South Africa (hereafter called "RBIT") and KRONOS INC., a Delaware corporation with offices at P.O. Box 700, Wyckoffs Mill Road, Hightstown, New Jersey, 08520, USA (hereafter called "Buyer").

WHEREAS, RBIT and Buyer entered into an agreement for the purchase and sale of titanium bearing slag produced at RBIT's plant at Richards Bay, Natal South Africa (hereafter "RBIT Product") dated as of the 1st day of May, 1995 and amended as of November 3, 1997 (hereafter called the "Agreement");

WHEREAS, the parties wish to amend the Agreement to provide for the extension of the Term of the Agreement;

NOW THEREFORE, for and in consideration of the covenants and conditions herein contained, the parties hereto agree to amend the Agreement effective January 1, 1999 as follows:

1.    Article III shall be replaced with the following:

      This Agreement shall be in effect for a term of nine (9) years commencing on January 1, 1995 up to and including December 31, 2003 (the "Term"), subject to prior termination as hereinafter provided.

2. The first sentence of Paragraph D of Article IV of the Agreement shall be replaced by the following:

      [***]

3. The last sentence of Paragraph D of Article IV of the Agreement shall be replaced with the following:

      [***]

4.    [***]

5.    Article V.A.3. shall be replaced with the following:

      "3.   For 1997 to 2003 inclusively,  the Basic Price of RB Slag shall be
            the  previous   year's  Basic  Price  plus  Escalation  as  herein
            defined."

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6.    The parties  hereby  ratify and confirm  the terms and  conditions  of the
      Agreement not specifically amended pursuant to this Amending Agreement.

IN WITNESS WHEREOF, the parties have caused this Amending Agreement to be executed by their duly authorized representatives.

RICHARDS BAY IRON AND TITANIUM                 KRONOS INC.
(PROPRIETARY) LIMITED


By:  /s/ K. C. Rumble                          By:  /s/ D. C. Weaver
Name:  K. C. Rumble                            Name:  D. C. Weaver
Title:  Managing Director                      Title:  V.P. Business Development















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